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                                                                   EXHIBIT 10.13


                      FIRST AMENDMENT TO CREDIT AGREEMENT

   THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("AMENDMENT") is entered into as of January 28, 1998, among Aviall, Inc. a Delaware corporation ("BORROWER"), NationsBank of Texas, N.A., as ADMINISTRATIVE AGENT (in such capacity, herein so called) and as LC FRONTING BANK (in such capacity, herein so called), and certain LENDERS (herein so called) named on SCHEDULE 2.1 of the Credit Agreement (as hereinafter defined) or their successors and assigns who are a party to this Agreement.

                                R E C I T A L S

         A. Borrower, Lenders, and Administrative Agent entered into that certain $100,000,000 Credit Agreement dated as of September 26, 1996 (as amended, the "CREDIT AGREEMENT"). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Credit Agreement, and all Section references are to Sections in the Credit Agreement.

         B. Borrower, in discussions with the Administrative Agent and Lenders, has presented its plan to, among other things, repurchase and retire certain of its issued and outstanding shares of common capital stock.

         C. Borrower, Administrative Agent, and Lenders desire to amend the Credit Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Administrative Agent, and Lenders hereby agree as follows:

PARAGRAPH 1.     AMENDMENT TO CREDIT AGREEMENT.  Effective as of the First
Amendment Effective Date (as hereinafter defined), the Credit Agreement shall be modified and amended as follows:

         1.1 SECTION 7.22. SECTION 7.22 is hereby amended in its entirety to read as follows:

         7.22    Dividends and Distributions.      No Company shall directly or
         indirectly declare, make, or pay any Distribution other than (a) Distributions declared, made, or paid by Borrower wholly in the form of its capital stock, (b) Distributions by any Company to Borrower,
         (c) cash dividends on its stock in an aggregate amount not to exceed $1,000,000 per fiscal year at such time as the ratio of Funded Debt to EBITDA shall not have exceeded 3.0 to 1 for four consecutive quarters and no Default or Potential Default exists or would result therefrom,
         (d) repurchases by the Borrower of issued and outstanding shares of common stock of the Borrower so long as no Default or Potential Default exists or would result therefrom and the aggregate purchase price thereof shall not exceed $30,000,000 during the term of this Agreement, and (e) other Distributions in an amount not to exceed $250,000 in the aggregate during the term of this Agreement. No Company shall enter into or permit to exist any arrangement or agreement which directly or indirectly prohibits any Subsidiary from making any Distribution to Borrower.





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PARAGRAPH 2.     CONDITIONS PRECEDENT.

         2.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                 (a) Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Administrative Agent:

                          i) Resolutions. Resolutions of the Board of Directors of Borrower certified by the Secretary or an Assistant Secretary of such Person which authorize the execution, delivery, and performance by such Person of this Amendment and the other Loan Documents to which such Person is or is to be a party;

                          ii) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Borrower certifying the names of the officers of such Person authorized to sign this Amendment and each of the other Loan Documents to which such Person is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                          iii)    Certificate of Incorporation.  The
                 certificates of incorporation of Borrower certified by the appropriate government official of the state of incorporation of such Person within ten (10) days prior to the date of this Amendment, or a certificate of the Secretary or an Assistant Secretary of such Person to the effect that such Person's Certificate of Incorporation has not been amended or modified since September 26, 1996;

                          iv) Bylaws. The bylaws of Borrower certified by the Secretary or an Assistant Secretary of such Person, or a certificate of the Secretary or an Assistant Secretary of such Person to the effect that such Person's bylaws have not been amended or modified since September 26, 1996;

                          v) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of Borrower as to the existence and good standing of such Person, each dated within ten (10) days prior to the date of this Amendment;

                          vi) Good Standing and Authority Certificates. Certificates of the appropriate Tribunals of such jurisdictions as Administrative Agent may request, each dated within ten (10) days prior to this Amendment, to the effect that the Borrower is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdiction; and

                          vii) Additional Information. Such additional documents, instruments and information as Administrative Agent or its legal counsel may reasonably request.





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                 (b)      The representations and warranties contained herein
         and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

                 (c) No Default or Potential Default shall have occurred and be continuing after giving effect to this Amendment.

                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Administrative Agent and its legal counsel.

                 (e) All fees and expenses, including legal and other professional fees and expenses incurred, payable on or prior to the date of this Amendment to Administrative Agent, shall have been paid to the extent that same have been billed prior to the date of this Amendment.

PARAGRAPH 3.     REPRESENTATIONS AND WARRANTIES.

         As a material inducement to Administrative Agent and Lenders to authorize and execute and deliver this Amendment, Borrower hereby represents and warrants that: (a) all of the representations and warranties set forth or referred to in the Loan Documents as amended hereby are true and correct on the date hereof in all respects as though made on the date hereof; (b) no Default or Potential Default has occurred and is continuing on the date hereof after giving effect to this Amendment; and (c) this Amendment has been duly authorized and approved by all necessary corporate action, does not require the consent or approval of any Person, and upon execution and delivery, as contemplated herein, will be valid, binding, and enforceable in accordance with its terms.

PARAGRAPH 4.     MISCELLANEOUS.

         4.1 EFFECTIVE DATE. This Amendment shall be deemed effective as of January 28, 1998, (the "FIRST AMENDMENT EFFECTIVE DATE"), when (a) the conditions precedent set forth in Section 2.1 of this Amendment have been satisfied and (b) counterparts hereof shall have been executed and delivered to Administrative Agent by Required Lenders, Borrower and each Subsidiary named on the signature page hereof, or, in the case only of Required Lenders, when Administrative Agent shall have received telecopies or other evidence satisfactory to it that such Lenders have executed and are delivering to Administrative Agent a counterpart hereof.

         4.2 EFFECT ON LOAN DOCUMENTS. The Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the First Amendment Effective Date, all references in the Loan Documents to the Credit Agreement shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any other provision of the Credit Agreement or any other Loan Document.

         4.3 REFERENCE TO MISCELLANEOUS PROVISIONS. This Amendment is one of the Loan Documents referred to in the Credit Agreement, and the provisions relating to Loan Documents set forth in SECTION 11 are incorporated herein by reference the same as if set forth herein verbatim.





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         4.4     COUNTERPARTS.  This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by Borrower, Lenders, and Administrative Agent.

         4.5 FURTHER ASSURANCES. At any time and from time to time, upon the request of Administrative Agent, and at the sole expense of Borrower, Borrower shall promptly execute and deliver all such further instruments and documents and take such further action as Administrative Agent may deem reasonably necessary or desirable to preserve and perfect the security interest in the Collateral and carry out the provisions and purposes of the Credit Agreement, including, without limitation, the execution and filing of such financing statements as Administrative Agent may require.


       [REMAINDER OF PAGE INTENTIONALLY BLANK.  SIGNATURE PAGES FOLLOW.]





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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment in multiple counterparts as of the respective dates indicated on each signature page hereof, but effective as of the First Amendment Effective Date, whereupon this Amendment shall be binding upon Borrower, its Subsidiaries, each Lender, and Administrative Agent and their respective successors and assigns.


                                AVIALL, INC.,
                                as Borrower
Date Executed:

January 28, 1998                By: /s/ C. Van Den Handel
                                    ----------------------------------------
                                    C. Van Den Handel
                                    Vice President and Treasurer



                                NATIONSBANK OF TEXAS, N.A,
                                as Administrative Agent and LC Fronting Bank
Date Executed:

January 28, 1998                By: /s/ Todd Shipley
                                    ----------------------------------------
                                    Todd Shipley
                                    Senior Vice President



CONSENTED AND AGREED:

Aviall Services, Inc.
Inventory Locator Service, Inc.



By: /s/ Jeffrey J. Murphy
    ----------------------------------
    Jeffrey J. Murphy
    Senior Vice President





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         Signature Page to that certain First Amendment to Credit Agreement dated as of January 28, 1998, among Aviall, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent and LC Fronting Bank, and certain Lenders named therein, including the undersigned.



                                        BANKBOSTON, N.A.,
                                        as a Lender


Date Executed:                          By /s/ Michael J. Blake
January 28, 1998                           --------------------------------
                                           Michael J. Blake
                                           Director





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         Signature Page to that certain First Amendment to Credit Agreement dated as of January 28, 1998, among Aviall, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent and LC Fronting Bank, and certain Lenders named therein, including the undersigned.




                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK,
                                        as a Lender


Date Executed:                          By /s/ Laura E. Loffredo
January 28, 1998                           --------------------------------
                                           Laura E. Loffredo
                                           Vice President





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         Signature Page to that certain First Amendment to Credit Agreement dated as of January 28, 1998, among Aviall, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent and LC Fronting Bank, and certain Lenders named therein, including the undersigned.



                                        NATIONSBANK OF TEXAS, N.A.,
                                        as a Lender


Date Executed:                          By /s/ Todd Shipley
January 28, 1998                           --------------------------------
                                           Todd Shipley
                                           Senior Vice President





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         Signature Page to that certain First Amendment to Credit Agreement dated as of January 28, 1998, among Aviall, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent and LC Fronting Bank, and certain Lenders named therein, including the undersigned.




                                        SOCIETE GENERALE, SOUTHWEST AGENCY,
                                        as a Lender


Date Executed:                          By /s/ David C. Oldani
January 28, 1998                           --------------------------------
                                           David C. Oldani
                                           Assistant Treasurer





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         Signature Page to that certain First Amendment to Credit Agreement dated as of January 28, 1998, among Aviall, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent and LC Fronting Bank, and certain Lenders named therein, including the undersigned.




                                        THE SUMITOMO BANK, LIMITED,
                                        as a Lender


Date Executed:                          By /s/ Kirk L. Stites
January 28, 1998                           --------------------------------
                                           Kirk L. Stites
                                           Vice President and Manager



                                        By /s/ Julie A. Schell
                                           --------------------------------
                                           Julie A. Schell
                                           Vice President





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         Signature Page to that certain First Amendment to Credit Agreement dated as of January 28, 1998, among Aviall, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent and LC Fronting Bank, and certain Lenders named therein, including the undersigned.



                                        NATIONAL CITY BANK OF KENTUCKY,
                                        as a Lender

Date Executed:
January 28, 1998                        By: /s/ Don R. Pullen
                                            --------------------------------
                                            Don R. Pullen
                                            Vice President